Exhibit 32.1

Certification of Chief Executive Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with this Quarterly Report on Form 10-Q (the “Report”) of CM Credit Opportunities BDC Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael C. Mauer, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michael C. Mauer
Name: Michael C. Mauer
Date: May 11, 2020

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